RiverNorth Opportunities Fund, Inc. Extends Rights Offering

DENVER, October 20, 2020 -- RiverNorth Opportunities Fund, Inc. (NYSE: RIV) (the “Fund”) announces that it has extended the expiration date (“Expiration Date”) of the Fund’s previously announced transferable subscription rights offering (the “Rights Offering”) to 5:00 PM Eastern Time on November 6, 2020, unless further extended by the Fund’s Board of Directors. The extension of the Expiration Date was completed to avoid the original expiration date of November 3, 2020 falling on the same date as the U.S. election.

The extension of the Rights Offering does not require that the holders of transferable subscription rights (“Rights”) who have already subscribed to purchase shares under the Rights Offering take any action. All other terms and conditions of the Rights Offering remain the same as previously announced, except that, as a result of the extension of the Expiration Date, all payments for guarantees of delivery will be due on November 10, 2020, while confirmation to participants in the Rights Offering will be provided no later than November 16, 2020. Shares of common stock issued pursuant to the Rights Offering will be record date shares for the purposes of the Fund’s November 2020 distribution payable.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy. Investors should read the prospectus supplement and accompanying prospectus and consider the investment objective, risks, fees and expenses of the Fund carefully before investing. To obtain a copy of the prospectus supplement and accompanying prospectus or the Fund’s annual report or semi-annual report, each of which contains this and other information about the Fund, visit www.rivernorthcef.com or call 855.830.1222. Please read them carefully before investing.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. To obtain an annual report, semi-annual report or prospectus which contains this and other information, click here or call 1-855-830-1222. Read them carefully before investing.

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RiverNorth Opportunities Fund, Inc.

The investment objective of the Fund is total return consisting of capital appreciation and current income. The Fund had approximately $140.3 million of net assets and 9.4 million shares of common stock outstanding as of September 30, 2020.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund is trading in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value. ALPS Advisors, Inc. is the investment adviser to the Fund. RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth is not affiliated with ALPS or any of its affiliates.

About SS&C Technologies

SS&C is a global provider of services and software for the financial services and healthcare industries. Founded in 1986, SS&C is headquartered in Windsor, Connecticut, and has offices around the world. Some 18,000 financial services and healthcare organizations, from the world's largest companies to small and mid-market firms, rely on SS&C for expertise, scale and technology. Additional information about SS&C (Nasdaq: SSNC) is available at www.ssctech.com.

*Registered representative of ALPS Distributors, Inc.

About ALPS Advisors

ALPS Advisors, Inc., a wholly-owned subsidiary of SS&C Technologies, Inc., is a leading provider of investment products for advisors and institutions. Headquartered in Denver, CO with over $12.14 billion under management as of September 30, 2020, ALPS Advisors is an open architecture boutique investment manager offering portfolio building blocks, active insight and an unwavering drive to guide clients to investment outcomes across sustainable income, thematic and alternative growth strategies. For more information, visit www.alpsfunds.com/.

RiverNorth Capital Management, LLC

RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors, Inc. are affiliated.

NOT FDIC INSURED | May Lose Value | No Bank Guarantee

Chris Murphy*
Head of Marketing
SS&C | ALPS Advisors
720-277-7861
1290 Broadway Denver, CO, 80203

christopher.murphy@alpsinc.com | alpsfunds.com

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*Registered representative of ALPS Distributors, Inc.